UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-0523
THE DREYFUS FUND INCORPORATED
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	6/30/05

FORM N-CSR

Item 1. Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
F O R M O R E I N F O R M AT I O N

Back Cover

The Dreyfus Fund
Incorporated

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for The Dreyfus Fund Incorporated, covering the six-month period from January 1, 2005, through June 30, 2005. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Sean P. Fitzgibbon.

On average, U.S. stock prices ended the first half of 2005 slightly lower than where they began, largely due to headwinds caused by higher energy prices, rising short-term interest rates and recent evidence of slower economic growth. While midcap stocks generally produced higher returns than large-cap stocks, and large-cap stocks generally outperformed small-cap stocks, these differences were relatively small. Conversely, value-oriented stocks continued to produce substantially better results than their more growth-oriented counterparts.

In some ways, market conditions at midyear remind us of those from one year ago, when stock prices languished due to economic and political concerns before rallying strongly later in the year. Currently, our economists expect the U.S. economy to continue to grow over the foreseeable future without significant new inflationary pressures, potentially setting the stage for better business conditions that could send stock prices higher.As always, we encourage you to discuss these and other matters with your financial advisor.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Sean P. Fitzgibbon, Portfolio Manager

How did The Dreyfus Fund Incorporated perform relative to its benchmark?

For the six-month period ended June 30, 2005, the fund produced a total return of –1.64% .1 In comparison, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the portfolio’s benchmark, provided a total return of –0.81% for the same period.2

We attribute these results to an investment environment that lacked clear direction. While economic growth remained positive and most companies announced solid earnings, the market was undermined by high oil prices and rising interest rates. These conflicting forces produced little overall movement in stock prices for the reporting period as a whole. While the fund produced higher returns than its benchmark in most investment sectors, notably disappointing results in the financial sector, most of it concentrated in a single holding, caused the fund’s total return to lag behind that of its benchmark.

What is the fund’s investment approach?

The fund seeks long-term capital growth consistent with the preservation of capital. Current income is a secondary goal.To pursue these goals, the fund primarily invests in common stocks issued by U.S. companies, including, to a limited degree, those issued in initial public offerings.The fund may invest up to 20% of its assets in foreign securities.

When choosing stocks, the fund focuses on large-capitalization com panies with strong positions in their industries and a catalyst that can trigger a price increase. The portfolio managers use fundamental analysis to create a broadly diversified core portfolio composed growth stocks, value stocks and stocks that exhibit characteristics both investment styles.The managers select stocks based on:

  Value, or how a stock is priced relative to its perceived intrinsic worth;

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)
  Growth, in this case the sustainability or growth of earnings or cash flow; and
  Financial Profile, which measures the financial health of the company.

The fund typically sells a security when the portfolio managers believe that there has been a negative change in the fundamental factors surrounding the company, the company has become fully valued, the company has lost favor in the current market or economic environment, or a more attractive opportunity has been identified.

What other factors influenced the fund’s performance?

In a generally tepid market environment characterized by rising interest rates and surging energy prices, the fund maintained less exposure to the financial sector than the benchmark, particularly among interest-rate-sensitive institutions, such as banks and savings and loans. Unfortunately, one of the fund’s few holdings in the area, Puerto Rico-based mortgage originator Doral Financial, suffered significant declines following reports of questionable accounting practices and the company’s need to restate prior earnings. Although the fund eliminated its position in Doral Financial well before the stock reached its lowest point, the decline accounted for most of the fund’s lagging performance compared to its benchmark.To a lesser degree, the fund’s relative performance also suffered as a result of declines among industrial holdings, such as 3M and General Electric, which were hurt by prospects of slowing cyclical growth.

On the other hand, energy stocks rose sharply on the strength of high oil prices.The fund generated particularly attractive returns in the area due to its modest emphasis on oilfield services companies, such as Schlumberger and Halliburton. In the health care sector, the fund enhanced returns by avoiding most medical device companies, a group that came under pressure as a result of reimbursement-related pricing concerns. Instead, the fund focused on service companies, such as Wellpoint and UnitedHealth Group, which benefited from improving

4

cost trends and rising membership. Returns also rose as a result of timely trades among the fund’s pharmaceutical and biotechnology holdings. Finally, in the consumer staples area, good individual stock selections, such as Dean Foods, boosted the fund’s relative performance.

What is the fund’s current strategy?

Sean Fitzgibbon stepped in as portfolio manager on May 2, 2005, and has maintained the portfolio’s basic strategy, which is based on finding investment opportunities through fundamental research. At the same time, we have begun a process of consolidating the fund’s holdings, emphasizing specific stocks in which the fund’s research analysts have the highest degree of confidence.

Among market sectors, the fund’s sector allocations remain similar to those maintained by the prior management team.The fund has continued to maintain relatively heavy exposure to the energy sector in light of the likelihood of continuing high oil and gas prices.The fund holds fewer investments than the benchmark among industrial companies, where cyclical economic shifts have led us to de-emphasize commercial services providers. Otherwise, the fund remains generally sector neutral compared to its benchmark.

July 15, 2005
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in The Dreyfus Fund Incorporated from January 1, 2005 to June 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended June 30, 2005

Expenses paid per $1,000 †	$ 3.64
Ending value (after expenses)	$983.60

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended June 30, 2005

Expenses paid per $1,000 †	$ 3.71
Ending value (after expenses)	$1,021.12

† Expenses are equal to the fund’s annualized expense ratio of .74%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS June 30, 2005 (Unaudited)
Common Stocks—98.2%	Shares		Value ($)

Consumer Discretionary—11.7%
Bed Bath & Beyond	205,000	[a]	8,564,900
Carnival	139,000		7,582,450
Comcast, Cl. A	310,000	[a]	9,517,000
Disney (Walt)	581,000		14,629,580
Hilton Hotels	357,000		8,514,450
Home Depot	462,000		17,971,800
Kohl’s	147,000	[a]	8,218,770
Liberty Media	764,000	[a]	7,785,160
McDonald’s	530,000		14,707,500
News, Cl. A	637,000		10,306,660
NIKE, Cl. B	64,000		5,542,400
Nordstrom	125,000		8,496,250
SK Equity Fund, L.P.	3.897	[d]	7,904,947
Target	122,000		6,638,020
Time Warner	1,118,000	[a]	18,681,780
Viacom, Cl. B	305,000		9,766,100
			164,827,767
Consumer Staples—10.4%
Altria Group	386,000		24,958,760
Coca-Cola	218,000		9,101,500
Colgate-Palmolive	210,000		10,481,100
CVS	266,000		7,732,620
Dean Foods	302,000	[a]	10,642,480
Estee Lauder Cos., Cl. A	284,000		11,112,920
Gillette	215,000		10,885,450
PepsiCo	482,000		25,994,260
Procter & Gamble	536,000		28,274,000
Wal-Mart Stores	147,000		7,085,400
			146,268,490
Energy—9.5%
Chevron	207,000		11,575,440
Diamond Offshore Drilling	174,000		9,296,820
ENI, ADR	112,000	[b]	14,358,400
Exxon Mobil	654,500		37,614,115
GlobalSantaFe	314,000		12,811,200
Kinder Morgan	94,000		7,820,800

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Energy (continued)
Occidental Petroleum	159,000	12,231,870
Petroleo Brasileiro, ADR	160,000	8,340,800
Pride International	285,000 [a]	7,324,500
XTO Energy	368,000	12,508,320
		133,882,265
Finance—20.4%
American Express	215,000	11,444,450
American International Group	420,000	24,402,000
AmeriCredit	293,000 [a]	7,471,500
Bank of America	615,000	28,050,150
Bank of New York	520,000	14,965,600
Capital One Financial	170,000	13,601,700
CIT Group	291,000	12,504,270
Citigroup	745,000	34,441,350
Countrywide Financial	450,000	17,374,500
Federal Home Loan Mortgage	235,000	15,329,050
Federal National Mortgage Assoication	155,000	9,052,000
Fidelity National Financial	140,000	4,996,600
Goldman Sachs Group	114,000	11,630,280
Hibernia, Cl. A	125,000	4,147,500
J.P. Morgan Chase & Co.	353,800	12,496,216
Lehman Brothers Holdings	113,000	11,218,640
MBNA	305,800	7,999,728
Merrill Lynch	265,000	14,577,650
State Street	145,000	6,996,250
Wachovia	271,000	13,441,600
Wells Fargo	175,000	10,776,500
		286,917,534
Health Care—13.2%
Abbott Laboratories	318,000	15,585,180
Amgen	142,500 [a]	8,615,550
Boston Scientific	214,000 [a]	5,778,000
Cardinal Health	101,000	5,815,580
Caremark Rx	158,000 [a]	7,034,160
Galen Partners II, L.P. (Units)	1.798 [d]	1,042,397
Genzyme	111,000 [a]	6,669,990

8

Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
HCA	98,000	5,553,660
Hospira	200,000 [a]	7,800,000
Johnson & Johnson	454,000	29,510,000
Novartis, ADR	168,000	7,969,920
PacifiCare Health Systems	72,000 [a]	5,144,400
Pfizer	1,007,000	27,773,060
Sanofi-Synthelabo, ADR	261,000	10,698,390
St. Jude Medical	219,000 [a]	9,550,590
UnitedHealth Group	166,000	8,655,240
WellPoint	122,000 [a]	8,496,080
Wyeth	158,000	7,031,000
Zimmer Holdings	93,000 [a]	7,083,810
		185,807,007
Industrials—9.6%
Caterpillar	116,000	11,055,960
Deere & Co.	105,000	6,876,450
General Electric	1,570,000	54,400,500
Ingersoll-Rand, Cl. A	100,000	7,135,000
Norfolk Southern	250,000	7,740,000
Southwest Airlines	500,000 [b]	6,965,000
Tyco International	285,000	8,322,000
3M	111,000	8,025,300
United Parcel Service, Cl. B	195,000	13,486,200
United Technologies	210,000	10,783,500
		134,789,910
Information Technology—14.3%
Accenture	306,600 [a]	6,950,622
Automatic Data Processing	315,000	13,220,550
Cisco Systems	969,003 [a]	18,517,647
Dell	360,000 [a]	14,223,600
EMC	699,000 [a]	9,583,290
Intel	781,000	20,352,860
International Business Machines	232,000	17,214,400
Linear Technology	186,000	6,824,340
Microchip Technology	224,000	6,634,880
Microsoft	1,382,000	34,328,880

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
Motorola	888,000	16,214,880
Network Appliance	271,000 [a]	7,661,170
Oracle	721,800 [a]	9,527,760
Texas Instruments	348,000	9,768,360
Yahoo!	275,000 [a]	9,528,750
		200,551,989
Materials—2.8%
Air Products & Chemicals	100,000	6,030,000
BHP Billiton, ADR	300,000 [b]	8,190,000
Barrick Gold	321,000 [b]	8,034,630
du Pont (EI) de Nemours	225,000	9,677,250
Rio Tinto, ADR	65,000	7,924,800
		39,856,680
Telecommunication Services—3.1%
BellSouth	264,400	7,025,108
SBC Communications	578,288	13,734,340
Sprint (FON Group)	315,500 [b]	7,915,895
Verizon Communications	447,000	15,443,850
		44,119,193
Utilities—3.2%
Consolidated Edison	170,000 [b]	7,962,800
Dominion Resources	116,000	8,513,240
Exelon	189,000	9,701,370
FPL Group	222,000	9,337,320
Southern	250,000	8,667,500
		44,182,230
Total Common Stocks
(cost $1,147,006,533)		1,381,203,065

Other Investments—1.7%

Registered Investment Company:
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $24,229,000)	24,229,000 [c]	24,229,000

10

Investment of Cash Collateral
for Securities Loaned—2.0%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $27,385,100)	27,385,100 [c]	27,385,100

Total Investments (cost $1,198,620,633)	101.9%	1,432,817,165
Liabilities, Less Cash and Receivables	(1.9%)	(26,111,694)
Net Assets	100.0%	1,406,705,471

ADR—American Depositary Receipts.
[a] Non-income producing.
[b] All or a portion of these securities are on loan. At June 30, 2005, the total market value of the fund’s securities on loan is $26,548,426 and the total market value of the collateral held by the fund is $27,385,100.
[c] Investments in affiliated money market mutual funds.
[d] Securities restricted as to public resale. Investment in restricted securities with aggregate market value of $8,947,343.
representing approximately .63% of net assets (see below).

			Net
	Acquisition	Purchase	Assets
Issuer	Date	Price ($) †	(%)	Valuation ($) ††

Galen Partners II, L.P. (Units)	1/28/93-1/3/97	579,753.07		579,753 per unit
SK Equity Fund, L.P. (Units)	2/6/92-10/30/96	1,070,362.56		2,028,470 per unit

† Average cost per unit.
††	The valuation of these securities has been determined in good faith under the direction of the Board of Directors.

Portfolio Summary (Unaudited) †

	Value (%)			Value (%)

Finance	20.4	Energy		9.5
Information Technology	14.3	Industrials		9.6
Health Care	13.2	Money Market Investments		3.7
Consumer Discretionary	11.7	Other		9.1
Consumer Staples	10.4			101.9

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2005 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $26,548,426)—Note 1(b):
Unaffiliated issuers	1,147,006,533	1,381,203,065
Affiliated issuers	51,614,100	51,614,100
Dividends and interest receivable		1,942,783
Receivable for investment securities sold		1,787,650
Receivable for shares of Common Stock subscribed		8,685
Prepaid expenses		34,467
		1,436,590,750

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)		903,748
Cash overdraft due to Custodian		1,218,724
Liability for securities on loan—Note 1(b)		27,385,100
Payable for shares of Common Stock redeemed		208,877
Accrued expenses		168,830
		29,885,279

Net Assets ($)		1,406,705,471

Composition of Net Assets ($):
Paid-in capital		1,143,980,137
Accumulated undistributed investment income—net		3,209,611
Accumulated net realized gain (loss) on investments		25,319,191
Accumulated net unrealized appreciation
(depreciation) on investments		234,196,532

Net Assets ($)		1,406,705,471

Shares Outstanding
(500 million shares of $1 par value Common Stock authorized)		140,247,273
Net Asset Value, offering and redemption price per share ($)		10.03

See notes to financial statements.
12

STATEMENT OF OPERATIONS Six Months Ended June 30, 2005 (Unaudited)
Investment Income ($):
Income:
Cash dividends (net of $70,344 foreign taxes withheld at source)
Unaffiliated issuers	12,366,382
Affiliated issuers	275,356
Income from securities lending	57,567
Total Income	12,699,305
Expenses:
Management fee—Note 3(a)	4,668,920
Shareholder servicing costs—Note 3(a)	464,182
Custodian fees—Note 3(a)	39,607
Professional fees	35,758
Directors’ fees and expenses—Note 3(b)	18,245
Registration fees	11,898
Loan commitment fees—Note 2	9,631
Prospectus and shareholders’ reports	3,807
Interest expense—Note 2	76
Miscellaneous	14,601
Total Expenses	5,266,725
Investment Income—Net	7,432,580

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	72,955,718
Net unrealized appreciation (depreciation) on investments	(105,286,534)
Net Realized and Unrealized Gain (Loss) on Investments	(32,330,816)
Net (Decrease) in Net Assets Resulting from Operations	(24,898,236)

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2005	Year Ended
	(Unaudited)	December 31, 2004

Operations ($):
Investment income—net	7,432,580	17,403,424
Net realized gain (loss) on investments	72,955,718	68,006,189
Net unrealized appreciation
(depreciation) on investments	(105,286,534)	33,368,956
Net Increase (Decrease) in Net Assets
Resulting from Operations	(24,898,236)	118,778,569

Dividends to Shareholders from ($):
Investment income—net	(7,357,744)	(16,906,914)

Capital Stock Transactions ($):
Net proceeds from shares sold	8,107,340	22,338,003
Dividends reinvested	6,198,716	14,225,556
Cost of shares redeemed	(78,948,837)	(151,959,824)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(64,642,781)	(115,396,265)
Total Increase (Decrease) in Net Assets	(96,898,761)	(13,524,610)

Net Assets ($):
Beginning of Period	1,503,604,232	1,517,128,842
End of Period	1,406,705,471	1,503,604,232
Undistributed investment income—net	3,209,611	3,105,310

Capital Share Transactions (Shares):
Shares sold	811,827	2,317,541
Shares issued for dividends reinvested	621,513	1,454,639
Shares redeemed	(7,882,710)	(15,728,134)
Net Increase (Decrease) in Shares Outstanding	(6,449,370)	(11,955,954)

See notes to financial statements.
14

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	June 30, 2005		Year Ended December 31,

	(Unaudited)	2004	2003	2002	2001	2000

Per Share Data ($):
Net asset value,
beginning of period	10.25	9.56	7.72	9.99	11.20	13.28
Investment Operations:
Investment income—net [a]	.05	.11	.08	.06	.06	.05
Net realized and
unrealized gain (loss)
on investments	(.22)	.69	1.83	(2.27)	(1.19)	(1.92)
Total from
Investment Operations	(.17)	.80	1.91	(2.21)	(1.13)	(1.87)
Distributions:
Dividends from
investment income—net	(.05)	(.11)	(.07)	(.06)	(.06)	(.05)
Dividends from net realized
gain on investments	—	—	—	—	—	(.11)
Dividends in excess of
net realized gain
on investments	—	—	—	—	(.02)	(.05)
Total Distributions	(.05)	(.11)	(.07)	(.06)	(.08)	(.21)
Net asset value,
end of period	10.03	10.25	9.56	7.72	9.99	11.20

Total Return (%)	(1.64)[b]	8.46	24.94	(22.15)	(10.07)	(14.27)

Ratios/Supplemental
Data (%):
Ratio of total expenses
to average net assets	.37[b]	.75	.77	.76	.73	.71
Ratio of net investment
income to average
net assets	.52[b]	1.18	.91	.68	.63	.42
Portfolio Turnover Rate	33.79[b]	66.66	55.14	49.46	60.55	79.41

Net Assets,
end of period
($ x 1,000) 1,406,705		1,503,604	1,517,129	1,316,897	1,863,438 2,240,137

[a]	Based on average shares outstanding at each month end.
[b] Not annualized.
See notes to financial statements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

The Dreyfus Fund Incorporated (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the “Manager”or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation, (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly

16

affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate. Financial futures are valued at the last sales price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statements of Operations

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institu-tions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transac-tion.Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The portfolio has an unused capital loss carryover of $40,410,957 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2004. If not applied, the carryoverover expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2004 was as follows: ordinary income $16,906,914. The tax character of current year distributions will be determined at the end of the current fiscal year.

18

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended June 30, 2005 was approximately $4,400, with a related weighted average annualized interest rate of 3.42% .

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Manager, the management fee is payable monthly, based on the following annual percentages of the value of the fund’s average daily net assets: .65 of 1% of the first $1.5 billion; .625 of 1% of the next $500 million; .60 of 1% of the next $500 million; and .55 of 1% over $2.5 billion.

The Agreement provides for an expense reimbursement from the Manager should the fund’s aggregate expenses, exclusive of taxes and brokerage commissions, exceed 1% of the value of the fund’s average daily net assets for any full year.No expense reimbursement was required pursuant to the Agreement for the period ended June 30, 2005.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2005, the fund was charged $335,295 pursuant to the transfer agency agreement.

The portfolio compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement to provide custodial services for the portfolio. During the period ended June 30, 2005, the portfolio was charged $39,607 pursuant to the custody agreement.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the period ended June 30, 2005, the fund was charged $1,998 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $771,419, chief compliance officer fees $1,998, custodian fees $16,308 and transfer agency per account fees $114,023.

(b) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(c) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended June 30, 2005, amounted to $477,309,291 and $575,818,783, respectively.

At June 30, 2005, accumulated net unrealized appreciation on investments was $234,196,532 consisting of $253,175,756 gross unrealized appreciation and $18,979,224 gross unrealized depreciation.

At June 30,2005,the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”) in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the

20

“Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. In November 2004, all named defendants moved to dismiss the Amended Complaint in whole or substantial part. Briefing was completed in May 2005.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

The Fund 21

For More	Information

The Dreyfus Fund	Transfer Agent &
Incorporated	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue	Dreyfus Service Corporation
New York, NY 10166	200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2005 Dreyfus Service Corporation 0026SA0605

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE DREYFUS FUND INCORPORATED

By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	August 30, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Item 11. Controls and Procedures.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	August 30, 2005

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	August 30, 2005

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)